PROPERTY AND EQUIPMENT (Details) - USD ($)	Jun. 30, 2019	Dec. 31, 2018	Dec. 31, 2017
Property, Plant and Equipment [Abstract]
Machines and equipment	$ 909,556	$ 943,326	$ 365,861
Furniture and fixtures		0	49,787
Computer equipment	16,675	16,675	52,304
Leasehold improvements	19,971	14,703	56,965
Total property and equipment	946,203	974,704	524,917
Less accumulated depreciation and amortization	(312,696)	(261,839)	(222,228)
Net property and equipment	$ 633,507	$ 712,866	$ 302,689